UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 18, 2004


                                MONACO GROUP INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

           Delaware                    0 - 50752                98-0404764
           --------                    ---------                ----------
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
incorporation or organization)          Number)           Identification Number)


          20A Voyager Court South, Etobicoke, Ontario, Canada, M9W 5M7
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                 (416) 213-0028
                                 --------------
                        (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER ITEMS
----------------------

On October 4, 2004, Monaco Group Inc., a Delaware corporation (the "Company"), entered into a Share Purchase Agreement with Burgio Family Holdings Inc., an Ontario corporation, ALBAR Capital Corp., an Ontario corporation ("ALBAR"), Monaco (Canada) Inc., an Ontario corporation and the Company's wholly-owned subsidiary ("Monaco Canada") (the "Share Purchase Agreement").

Under the terms of the Share Purchase Agreement, among other things, ALBAR will sell to Monaco Canada all of the issued and outstanding shares of LF Brands Inc., an Ontario corporation ("LF Brands"), in consideration of shares of Monaco Canada.

With respect to the Share Purchase Agreement, reference is hereby made to the Company's current report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 8, 2004.

Subsequently, LF Brands announced that its newly formed wholly-owned subsidiary, Loretta Baking Mix Products Ltd., a Michigan corporation, signed a binding Letter of Intent to acquire all of the assets and business of Michigan-based Amendt Corporation, a Michigan corporation ("Amendt"), for consideration of up to $2,900,000, subject to certain financing restrictions. Amendt is a manufacturer of baking mix products, under its brand name, "County Fare", and under private-label for retail chains.

On October 18, 2004, LF Brands issued a press release with respect to the foregoing. A copy of the press release is attached as Exhibit 99.3 hereto.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
--------------------------------------------

(c)  Exhibits

Exhibit Number     Description
--------------     -----------
99.3               LF Brands press release dated October 18, 2004



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                Monaco Group Inc.
                                                -----------------
                                                (Registrant)


                                                /s/ Peter Nelipa
                                                --------------------------------
                                                Peter Nelipa
                                                Chief Executive Officer
                                                (Duly Authorized Officer)

                                                Date: October 21, 2004

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number     Description
--------------     -----------
99.3               LF Brands press release dated October 18, 2004